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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 17, 2004


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                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-22183                 95-2988062
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

      6001 OAK CANYON, IRVINE, CA                                  92618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On February 17, 2004, Meade Instruments Corp. will make a presentation at the Roth Capital Partners 16th Annual Growth Stock Conference. A copy of the presentation is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  FEBRUARY 17, 2004                 MEADE INSTRUMENTS CORP.





                                               /S/ BRENT W. CHRISTENSEN
                                          -------------------------------------
                                                   BRENT W. CHRISTENSEN
                                           SENIOR VICE PRESIDENT - FINANCE AND
                                                 CHIEF FINANCIAL OFFICER

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                                INDEX OF EXHIBITS


Number       Exhibit
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99.1         Roth Capital Partners 16th Annual Growth Stock Conference
             Presentation, dated February 17, 2004, issued by Meade Instruments
             Corp.